UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

Item 1. Reports to Stockholders.

FIRST STATE GLOBAL LISTED
INFRASTRUCTURE FUND

CLASS I

SEMI-ANNUAL REPORT

April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

First State Global Listed Infrastructure Fund

April 30, 2019

Dear Shareholder,

We are pleased to present the semi-annual report for the First State Global Listed Infrastructure Fund (NASDAQ: FLIIX), (the “Fund”); covering the fiscal period from November 1, 2018 to April 30, 2019.

The following table provides a summary of the Fund’s performance over this period as of April 30, 2019, compared to the FTSE Global Core Infrastructure 50/50 Net Index, the Fund’s benchmark. For reference purposes, the MSCI World Index had net, total returns of 6.48% and 10.29% for the one year and since inception periods listed below, respectively.

Period	Fund (net of fees)	FTSE Global Core Infrastructure 50/50 Index
6 Month	12.74%	13.02%
1 Year	11.28%	12.33%
Since Inception (2/28/2017)	8.53%	9.85%

Performance greater than one year is annualized. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-888-898-5040. The Fund imposes a 2.00% redemption fee on shares held for 30 days or less. As of the Fund’s most recently filed prospectus, the gross expense ratio of the Fund is 3.59% and the net expense ratio of the Fund is 0.95%.  The Fund has contractually agreed to fee waivers through February 27, 2020.

The Fund provides investors with exposure to a range of global listed infrastructure assets, including toll roads, airports, ports, railroads, utilities, pipelines, energy storage and mobile towers. These assets share common characteristics, like barriers to entry and pricing power, which can provide investors with inflation-protected income and steady capital growth.

Over the long run, global listed infrastructure has provided investors with most of the upside in rising equity markets, whilst offering protection from falling ones. This pattern of performance is underpinned by listed infrastructure assets’ consistently strong pricing power, predictable cash flows, and relative immunity to economic cycles.

During the fiscal period November 1, 2018 through April 30, 2019, global listed infrastructure delivered strongly positive absolute returns. Improving company fundamentals and structural growth drivers underpinned substantial share price gains.

The best performing Fund holdings over the fiscal period from November 1, 2018 through April 30, 2019, included mobile tower operators American Tower Corp. and SBA Communications Corp. Large U.S. mobile carriers (U.S. tower companies’ main customers) continued to invest in their networks in order to keep pace with rapidly growing demand for mobile data. The current build-out of FirstNet – a nationwide broadband network for first responders – and the expected deployment of new spectrum bands for 5G, represent additional earnings tailwinds for the tower sector.

Toll roads rebounded as the market identified value in the wake of a challenging period. Italian operator, Atlantia, rallied as waning support for the populist left wing Five Star Movement suggested that Italy’s political risk was reducing. Australian peer, Transurban Group, gained as investors became more comfortable with the terms of the company’s recent deal to secure control of Sydney’s WestConnex road network. Spain’s Ferrovial, which owns a globally diversified portfolio of infrastructure assets, was supported by hopes that its Services business segment would soon be sold. This sale would improve the quality of Ferrovial’s remaining business, potentially leading to a re-rating of the company’s valuation multiples.

North American pipeline operators also rallied as investors began to acknowledge the sector’s stronger balance sheets and simplified corporate structures. The need for additional North American energy infrastructure was highlighted by U.S. natural gas production reaching a record high for the second consecutive year in 2018.

The largest single detractor to relative performance was the portfolio’s holding in Californian utility PG&E Corp. The company announced in January 2019 their intention to file for bankruptcy, stating that it was "the only viable option to restore [their] financial stability to fund ongoing operations and provide safe service to customers”.  Having already reduced the Fund’s exposure to PG&E Corp. in late 2018, as estimated liabilities grew, the Fund’s remaining position in the company was sold during January. The stock faces years of extreme volatility as it works through bankruptcy and litigation proceedings, presenting a risk/return profile inconsistent with listed infrastructure investors’ expectations.

Positioning within the gas utilities sector detracted from relative returns. U.S. operator, UGI Corp., announced lower than expected December quarter earnings as unseasonably warm European weather affected liquefied petroleum gas (LPG) demand. Exposure to defensive, low beta Japanese passenger rail stocks also weighed on the Fund’s returns over this period, as investors rotated towards higher growth segments of the market.

Positioning
The Fund is managed using a disciplined, bottom-up investment process with equal emphasis on quality and valuation, which aims to identify mispricing.

Toll roads represent the Fund’s largest sector overweight. We are attracted to their high operating margins, stable cash flows and effective barriers to entry. European operators are positioned to benefit from resilient traffic volumes over long time frames. Transurban’s successful bid for WestConnex adds a substantial and high-quality asset to the listed infrastructure opportunity set. Peers in China and Latin America operate high growth toll roads with well-established concession agreements, providing an essential service to some of the most densely populated regions in the world.

The portfolio is also overweight mobile towers, which are benefitting from structural growth in demand for mobile data. Tower companies have been increasing rental charges, co-locating new tenants on existing sites and building or acquiring new sites. Additional mobile tower and small cell infrastructure will be required to support the exponential increase in mobile network usage over coming years. Strict planning restrictions and community opposition to new tower sites represent effective barriers to entry; while long-term contracts help to minimize technology risk.

The portfolio is underweight the airports sector. The sector has faced headwinds in recent months, as the outlook for passenger volumes, aeronautical charges and retail spend have deteriorated following years of exceptional growth. However, in our view, many airport stocks still appear overvalued and we are content to remain underweight.

A number of high quality U.S. utilities also continue to trade at valuations that we finds difficult to justify based on company fundamentals.

Conclusion
The outlook for global listed infrastructure is positive. The asset class consists of stable, long life assets, providing essential services in contracted or regulated business models. Many infrastructure assets are insulated from inflation by regulation or concession terms with explicit links to the inflation rate. Several infrastructure sectors are benefitting from structural growth drivers such as urbanization (toll roads) and the increasing mobility of communication (mobile towers).

Listed infrastructure companies are taking proactive measures to streamline operational efficiency and improve business profitability. The implementation of Precision Scheduled Railroading by U.S. freight railways, Union Pacific Corp. and Norfolk Southern Corp., is expected to improve customer service, reduce costs, and improve asset returns. Pipeline companies are making positive moves to sell non-core assets, reduce leverage, and lower commodity sensitivity. The resulting improvements to business quality are now beginning to reflect in valuation multiples.

We are confident that listed infrastructure’s unique combination of attractive investment characteristics, combined with the disciplined, consistent process used by our investment team, will enable the Fund to continue to generate favourable risk-adjusted returns for investors over coming years.

Sincerely,

The First State Investments Management Team

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies.  The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment.  Investing in master limited partnerships (“MLPs”) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  Risks inherent in the structure of MLPs, include complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.  Since the Fund’s investments are comprised of companies in the same industry or group of industries, the Fund may be subject to greater volatility than a fund that invests in a wider variety of industries.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the schedule of investments in this report for complete Fund holdings.

Current and future portfolio holdings are subject to risk.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.  The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors – 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalisation.

The MSCI World Index is designed to represent the performance of large- and mid-cap stocks across 23 developed markets. It covers approximately 85% of the free float-adjusted market capitalization in each country.

You cannot invest directly in an index.
Cash flow is defined as operating cash flows less maintenance capital expenditure.

Beta is a measure of volatility relative to the market.

Diversification does not guarantee a profit or protect from loss in a declining market.

Must be preceded or accompanied by a prospectus

Quasar Distributors, LLC, Distributor.

First State Global Listed Infrastructure Fund

Sector Allocation of Portfolio Assets at April 30, 2019 (Unaudited)

9.6%
1.5%
11.6%
34.4%
42.9%
Energy
Industrials
Utilities
MLP Investments
REITS

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First State Global Listed Infrastructure Fund

Schedule of Investments
at April 30, 2019 (Unaudited)

Shares		Value
	COMMON STOCKS: 86.77%
	Airport Services - 2.76%
3,298	Aena SA^	$612,334

	Construction & Engineering - 4.82%
18,777	Ferrovial SA^	463,036
6,007	VINCI SA^	606,687
		1,069,723

	Electric Utilities - 23.33%
9,851	Alliant Energy Corp.	465,263
9,149	American Electric Power Company, Inc.	782,697
11,800	Emera, Inc.^	443,128
11,948	Evergy, Inc.	690,833
6,957	Eversource Energy	498,539
28,300	Hydro One Ltd.^	457,971
6,385	NextEra Energy, Inc.	1,241,499
2,979	Portland General Electric Co.	155,831
29,120	SSE plc^	435,712
		5,171,473

	Gas Utilities - 5.06%
19,000	ENN Energy Holdings Ltd.^	179,569
12,900	Osaka Gas Co., Ltd.^	238,636
8,100	Tokyo Gas Co., Ltd.^	206,082
9,109	UGI Corp.	496,532
		1,120,819

	Highways & Railtracks - 14.09%
28,865	Atlantia SpA^	788,038
132,200	CCR SA^	398,512
1,229	Getlink SE^	19,782
278,000	Jiangsu Expressway Co. Ltd. - Class H^	395,881
19,952	Promotora y Operadora de Infraestructura SAB de CV^	202,501
139,221	Transurban Group^	1,318,345
		3,123,059

	Marine Ports & Services - 1.50%
94,000	China Merchants Port Holdings Co. Ltd.^	190,128
144,000	COSCO SHIPPING Ports Ltd.^	143,623
		333,751

	Multi-Utilities - 11.83%
7,247	CenterPoint Energy, Inc.	224,657
17,626	Dominion Energy, Inc.	1,372,537
53,622	National Grid plc^	587,480
15,769	NiSource, Inc.	438,063
		2,622,737

	Oil & Gas Storage & Transportation - 11.35%
32,972	Kinder Morgan, Inc.	655,154
23,087	TransCanada Corp.^	1,101,876
26,813	Williams Companies, Inc.	759,612
		2,516,642

First State Global Listed Infrastructure Fund

Schedule of Investments
at April 30, 2019 (Unaudited)

Shares		Value
	Railroads - 10.35%
67,518	Aurizon Holdings Ltd.^	$226,557
8,700	East Japan Railway Co.^	819,904
571	Norfolk Southern Corp.	116,495
3,950	Union Pacific Corp.	699,308
5,800	West Japan Railway Co.^	431,369
		2,293,633

	Water Utilities - 1.68%
13,980	Severn Trent plc^	372,127
	TOTAL COMMON STOCKS (Cost $17,914,578)	19,236,298

	MLP INVESTMENTS: 1.51%
	Oil & Gas Storage & Transportation - 1.51%
5,387	Magellan Midstream Partners, LP	334,048
	TOTAL MLP INVESTMENTS (Cost $326,720)	334,048

	REITS: 9.34%
	Real Estate - 9.34%
2,282	American Tower Corp.	445,675
6,761	Crown Castle International Corp.	850,398
3,804	SBA Communications Corp.*	774,989
	TOTAL REITS (Cost $1,770,885)	2,071,062

	Total Investments in Securities (Cost $20,012,183): 97.62%	21,641,408
	Other Assets in Excess of Liabilities: 2.38%	528,171
	Net Assets: 100.00%	$22,169,579

* Non-income producing security.
^ Foreign issuer.

LP	Limited Partnership
Ltd.	Company is incorporated and shareholders have limited liability.
plc	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anonima de Capital Variable which is the most formal business structure in Mexico.
SE	Company is a European company.
SpA	Società per Azioni is the Italian term for a limited share company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	% of Net Assets
United States	52.01%
Canada	9.03%
Japan	7.65%
Australia	6.97%
United Kingdom	6.29%
Spain	4.85%
Italy	3.56%
China	3.29%
France	2.83%
Brazil	1.80%
Mexico	0.91%
Cayman Islands	0.81%
100.00%

First State Global Listed Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2019 (Unaudited)

ASSETS
Investments, at market value (cost $20,012,183)	$21,641,408
Cash	386,914
Foreign cash, at value (cost $102,704)	102,609
Receivables
Securities sold	63,462
Dividends and interest	31,549
Dividend tax reclaim	5,357
Due from Adviser (Note 4)	4,542
Prepaid expenses	15,710
Total assets	22,251,551

LIABILITIES
Payables
Securities purchased	24,594
Administration and fund accounting fees	21,534
Audit fees	10,156
Service fees	4,852
Transfer agent fees and expenses	7,621
Trustee fees and expenses	374
Custody fees	9,767
Chief Compliance Officer fee	3,074
Total liabilities	81,972

NET ASSETS	$22,169,579

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,040,198

Net asset value, redemption price and offering price per share	$10.87

COMPONENTS OF NET ASSETS
Paid-in capital	$20,763,953
Total distributable earnings	1,405,626
Total net assets	$22,169,579

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2019 (Unaudited)

NET INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $17,115)	$281,481
Total income	281,481

Expenses
Advisory fees (Note 4)	66,088
Administration and fund accounting fees (Note 4)	42,581
Transfer agent fees and expenses (Note 4)	17,421
Custody fees (Note 4)	14,320
Audit fees	10,169
Registration fees	9,832
Trustee fees and expenses	7,398
Service fees (Note 5)	7,201
Chief Compliance Officer fees (Note 4)	6,199
Legal fees	5,154
Miscellaneous	3,272
Insurance expense	747
Shareholder reporting	56
Total expenses before reimbursement from Adviser	190,438
Less: advisory fees waived and expenses reimbursed by Adviser (Note 4)	(108,337)
Net expenses	82,101
Net investment income	199,380

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on transactions from:
Investments	(225,228)
Foreign currency	6,237
Net change in unrealized appreciation/(depreciation) on:
Investments	2,198,368
Foreign currency	(98)
Net realized and unrealized gain on investments and foreign currency	1,979,279
Net increase in net assets resulting from operations	$2,178,659

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2019	Year Ended
NET INCREASE/(DECREASE) IN NET ASSETS FROM:	(Unaudited)	October 31, 2018
OPERATIONS
Net investment income	$199,380	$216,734
Net realized gain/(loss) on transactions from:
Investments	(225,228)	60,926
Foreign currency	6,237	(5,456)
Net change in unrealized appreciation/(depreciation) on:
Investments	2,198,368	(807,228)
Foreign currency	(98)	34
Net increase/(decrease) in net assets resulting from operations	2,178,659	(534,990)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(436,941)	(410,044)
Total dividends and distributions	(436,941)	(410,044)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,120,303	12,661,628
Proceeds from shares issued in reinvestment of dividends	436,941	386,204
Cost of shares redeemed	(1,041,017)	(4,300,105)
Net increase in net assets resulting from capital share transactions	6,516,227	8,747,727

Total increase in net assets	8,257,945	7,802,693

NET ASSETS
Beginning of period	13,911,634	6,108,941

End of period	$22,169,579	$13,911,634

CHANGES IN SHARES OUTSTANDING
Shares sold	693,535	1,250,533
Shares issued in reinvestment of dividends	44,495	36,816
Shares redeemed	(102,361)	(429,704)
Net increase in shares outstanding	635,669	857,645

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

				For the Period
	Six Months Ended			February 28, 2017*
	April 30, 2019		Year Ended	through
	(Unaudited)		October 31, 2018	October 31, 2017

Net asset value, beginning of period	$9.90		$11.17	$10.00

Income/(loss) from investment operations:
Net investment income	0.10		0.18	0.22
Net realized and unrealized gain/(loss) on investments and foreign currency	1.14		(0.73)	0.95
Total from investment operations	1.24		(0.55)	1.17

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.32)	-
Distributions from net realized gains	(0.11)		(0.40)	-
Total dividends and distributions	(0.27)		(0.72)	-
Net asset value, end of period	$10.87		$9.90	$11.17

Total return	12.74	%+	-5.19%	11.70	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$22,170		$13,912	$6,109
Ratio of net expenses to average net assets:
Before fee waivers and expense reimbursement	2.16	%++	3.52%	4.53	%++
After fee waivers and expense reimbursement	0.93	%++	0.91%^	0.99	%++
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	1.03	%++	(0.19%)	(0.32	%)++
After fee waivers and expense reimbursement	2.26	%++	2.42%	3.22	%++
Portfolio turnover rate	19.21	%+	60.14%	51.11	%+

*	Commencement of operations.
+	Not annualized.
++	Annualized.
^	Effective March 22, 2018, the Adviser agreed to limit total annual operating expenses to 0.85% of the average daily net assets (excluding class specific expenses).

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2019 (Unaudited)

NOTE 1 - ORGANIZATION

The First State Global Listed Infrastructure Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The investment objective of the Fund is to seek to achieve growth of capital and inflation-protected income.  The Fund currently offers Class I shares which commenced operations on February 28, 2017.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2017-2018, or expected to be taken in the Fund’s 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Foreign Securities: The Fund may invest up to 75% of its net assets in securities of foreign companies, including but not limited to depositary receipts.  Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2019 (Unaudited) (Continued)

Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

E.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

H.
Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the six months ended April 30, 2019, the Fund did not collect redemption fees.

I.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of April 30, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.   These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2019 (Unaudited) (Continued)

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (“NYSE”) (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its net asset value per share, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  All assets denominated in foreign currency will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

For foreign securities traded on foreign exchanges, the Trust has selected ICE Data Services’ Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be categorized as Level 2 in the fair value hierarchy. First State Investments (US) LLC (the “Adviser”) anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2019 (Unaudited) (Continued)

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2019:

	Level 1	Level 2	Level 3	Total

Common Stocks
Energy	$2,516,642	$-	$-	$2,516,642
Industrials	1,416,816	6,015,684	-	7,432,500
Utilities	7,267,550	2,019,606	-	9,287,156
Total Common Stocks	11,201,008	8,035,290	-	19,236,298
MLP Investments	334,048	-	-	334,048
REITS	2,071,062	-	-	2,071,062
Total Investments in Securities	$13,606,118	$8,035,290	$-	$21,641,408

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at April 30, 2019, the end of the reporting period.  During the period ended April 30, 2019, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser provided the Fund with investment management services under an investment advisory agreement.  The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  The Adviser is entitled to a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has delegated the day-to-day investment management of the Fund to Colonial First State Asset Management (Australia) Limited (the “Sub-Adviser”).  The Sub-Adviser is compensated by the Adviser from the management fees paid to the Adviser.  The sub-advisory fee to be received by the Sub-Adviser is 0.60% of average daily net assets.  The percentage of compensation the Sub-Adviser receives from the Adviser is subject to adjustment according to the Adviser’s transfer pricing methodology and therefore is subject to change.  For the six months ended April 30, 2019, the Fund incurred $66,088 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses such as the 0.10% shareholder servicing plan fee) to the extent necessary to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2019 (Unaudited) (Continued)

the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended April 30, 2019, the Adviser reduced its fees and reimbursed fund expenses in the amount of $108,337.  Cumulative expenses subject to recapture amounted to $476,897 at April 30, 2019.  The expense limitation will remain in effect through at least February 27, 2020 and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture and the dates of expiration are as follows:

Expiration	Amount
Feb. 2020 – Oct. 2020	$134,628
Nov. 2020 – Oct. 2021	233,932
Nov. 2021 – April 2022	108,337
$476,897

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the six months ended April 30, 2019 are disclosed in the statement of operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the Fund’s average daily net assets.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the six months ended April 30, 2019, the Fund accrued $7,201 in shareholder servicing fees.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,487,560 and $3,298,432, respectively.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended April 30, 2019 and the year ended October 31, 2018 was as follows:

                                                 April 30, 2019            October 31, 2018
Ordinary Income                           $436,941                      $410,044

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2019 (Unaudited) (Continued)

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$14,263,289
Gross unrealized appreciation	$361,392
Gross unrealized depreciation	(1,045,100)
Net unrealized depreciation	(683,708)
Net unrealized depreciation on foreign currency	(202)
Undistributed ordinary income	348,597
Undistributed long-term capital gain	-
Total distributable earnings	348,597
Other accumulated gains/(losses)	(779)
Total accumulated earnings/(losses)	$(336,092)

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

●
Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects.  Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

●
Concentration Risk.  Since the securities of companies in the same industry or group of industries will comprise a significant portion of the Fund’s portfolio, the Fund will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

●
Emerging Markets Risk.  Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than those of more developed countries.

●
Stapled Securities Risk.   A stapled security is comprised of two different securities—a unit of a trust and a share of a company—that are "stapled" together and treated as a unit at all times, including for transfer or trading.  The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2019 (Unaudited) (Continued)

●
Real Estate Investment Trust (REIT) Risk.  Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

●
Limited Partnership and MLP Risk.  Investments in securities (units) of partnerships, including MLPs, involve risks that differ from an investment in common stock.  Holders of the units of limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  Certain tax risks are associated with an investment in units of limited partnerships.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments.  In addition, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid.  Such partnership investments may also not provide daily pricing information to their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.

First State Global Listed Infrastructure Fund

Expense Example – at April 30, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/18 – 4/30/19).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses.  First State Investments (US) LLC, the Fund’s adviser, has agreed to limit the Fund’s total annual operating expenses to 0.95% of the Fund’s average daily net assets per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
EXPENSE EXAMPLE
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/18	4/30/19	11/1/18 – 4/30/19

Actual	$1,000.00	$1,127.40	$4.91

Hypothetical	$1,000.00	$1,020.18	$4.66
(5% return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

First State Global Listed Infrastructure Fund

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on December 5-6, 2018, the Board of Trustees (the “Board” or the “Trustees”) of Advisors Series Trust (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and First State Investments (US) LLC (the “Adviser”) and the continuance of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Colonial First State Asset Management (Australia) Limited (the “Sub-Adviser”), on behalf of the First State Global Listed Infrastructure Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 17-18, 2018, the Board received and reviewed substantial information regarding the Fund, the Adviser, the Sub-Adviser and the services provided by the Adviser and the Sub-Adviser to the Fund under the Advisory Agreement and the Sub-Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determination.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement and the Sub-Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser and Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers of the Sub-Adviser, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser and Sub-Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and the Sub-Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser and the Sub-Adviser, the Board reviewed the short-term and long-term performance of the Fund as of July 31, 2018, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and an appropriate securities benchmark.  The Board took into account that the Fund was new, with less than two years of performance.  The Board also took into account that the Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing the Fund’s performance, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected market conditions. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategy of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Trustees also discussed with the Adviser and considered that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Board therefore took into account the Adviser’s views as to the reasons for the Fund’s underperformance against peers and benchmarks over various time periods and its future outlook for the Fund. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for the one-year and since inception periods.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting the Fund had outperformed the similarly managed accounts for the one-year period.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fee under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed separate accounts, if any, for other types of clients as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.85% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was below its peer group median and average.  Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio was below the median and average of the Fund’s peer group.

The Board noted that the Fund’s contractual advisory fee was below its peer group median and average. Additionally, the Board noted that the Fund’s contractual advisory fee was below the median and average of the Fund’s peer group when adjusted to include only funds with similar asset sizes. The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap and payment of the sub-advisory fee, that the Adviser did not receive any advisory fees from the Fund for the year ended July 31, 2018.  In reviewing the sub-advisory fee, the Board was mindful that the sub-advisory fee was paid by the Adviser out of its advisory fee and not directly by the Fund.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally more than the fees charged to the Adviser’s similarly managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser contractually agreed to reduce its advisory fee or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap.  The Board noted that at current asset levels, the Adviser continued to subsidize expenses to maintain the Expense Cap and determined to revisit the issue of economies of scale when the Fund has grown to a point that this subsidization is no longer in effect.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund such as shareholder servicing plan fees, also noting that the Fund does not have a Rule 12b-1 fees or utilize “soft dollars” that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for any such accounts, and as a result was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement and Sub-Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement and the Sub-Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory and sub-advisory arrangements with the Adviser, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement and the Sub-Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

First State Global Listed Infrastructure Fund

NOTICE TO SHAREHOLDERS at April 30, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5040 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-898-5040.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-888-898-5040.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-5040 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

First State Global Listed Infrastructure Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
First State Investments (US) LLC
10 East 53rd Street, 21st Floor
New York, New York 10022

Investment Sub-Adviser
Colonial First State Asset Management (Australia) Limited
Darling Park, Tower 1
201 Sussex Street
Sydney, NSW 2000
Australia

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-888-898-5040.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  7/9/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  7/9/19

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date  7/11/19

* Print the name and title of each signing officer under his or her signature